Exhibit 10.21F

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a custom solution that will allow Customer’s Customer Service Representatives (CSRs) to complete orders with higher accuracy. CSG will design, develop and implement its Order Account Audit Tool (OAAT) to accomplish this solution by providing a series of edits during the order creation process by CSRs that notify the CSR if the order has violated an order audit rule. Consequently, Schedule F of the Agreement is amended to include the following fees for the CSG services to be performed in connection with the design, development and implementation of its OAAT:

Description of Item/Unit of Measure	Frequency	Fee
CSG Order Account Audit Tool (OAAT) (Note 1)
Production Support and Maintenance Fee (Note 2) (Note 3)	******	$	**,***.**

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work

Note 2: ********** ******* **** ******** ***** *** ********** ** ***** ******* ***** **** ** **********. ********** ******* ** ******* ** *** ******* ****** (***) ***** *** ****. Additional fees will be charged for hours exceeding this annual limit and will be set forth in a separate Statement of Work or Letter of Authorization

Note 3: *** ****** ********** ******* *** *********** *** ****** **** ********** *******, ********* ********* ********** ********* *** ********* ******** ******** ********, *** ********* ******* *** ********* ******* ******** *********. **** ******** ******* **** ** ******** ** ***. ****** *********** *** ******* ** *** ****** **** ******** **** ** *** ***** ** * ******** ********* ********* ** ****. ****** ************ *******, *** *** *** ******* **, ******** *** ****** **** ******** ** ******* **** ******* ***** **** *****. ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* ***-******* *******, ** *** ******* ** *** ****** **** ******** ******** ** *** *** ** *** ********, *********, ********, ** *********** ************* *******.

The fees set forth in the pricing table above are subject to increase pursuant to Section 5.4 of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Andrew J. Baer	By:	/s/ Joseph T. Ruble

Name:	Andrew J. Baer	Name:	Joseph T. Ruble

Title:	SVP & CIO	Title:	EVP, CAO & General Counsel

Date:	11/16/11	Date:	11-29-11